Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY
                             FOR TENDER OF SHARES OF
                   8.375% SERIES A CUMULATIVE PREFERRED STOCK
                                       OF
                       INTERSTATE POWER AND LIGHT COMPANY

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the exchange offer of Interstate Power and Light Company (the "Company") made pursuant to the Prospectus, dated _______, 2003, (the "Prospectus") if certificates for the outstanding shares of 8.375% Series A Cumulative Preferred Stock (the "Old Preferred Shares") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Shareowner Services Department of Alliant Energy Corporation, as exchange agent (the "Exchange Agent"), prior to 11:59 P.M., New York City time, on ___________, 2003 (the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Preferred Shares pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 11:59 P.M., New York City time, on the Expiration Date.


   By Facsimile Transmission:                 By Registered or Certified Mail:
(For Eligible Institutions Only):             Shareowner Services Department of
         (608) 458-3321                          Alliant Energy Corporation
                                                        P.O. Box 2568
      Confirm by Telephone:                       4902 North Biltmore Lane
         (800) 356-5343                         Madison, Wisconsin 53701-2568

                                                By Hand or Overnight Courier:
                                              Shareowner Services Department of
                                                 Alliant Energy Corporation
                                                  4902 North Biltmore Lane
                                                  Madison, Wisconsin 53718


     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEED MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of Old Preferred Shares set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.


-------------------------------------    ---------------------------------------
                                         If Old Preferred Shares will be
Total Number of Old                      delivered by book-entry transfer to The
   Preferred Shares Tendered:            Depository Trust Company, provide
                                         account number.

          __________                     Account Number ___________________

Certificate Nos. (if available)
 _____________________________

-------------------------------------    ---------------------------------------


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     PLEASE SIGN HERE

     X _____________________________________      ______________________________

     X _____________________________________      ______________________________
        Signature(s) of Owner(s)                               Date
        or Authorized Signatory

Area Code and Telephone Number(s):

     Must be signed by the registered holder(s) of Old Preferred Shares as their name(s) appear(s) on the Old Preferred Shares or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

Name(s):           _____________________________________________________________

                   _____________________________________________________________

Capacity:          _____________________________________________________________

Address(es):       _____________________________________________________________

                   _____________________________________________________________

Telephone Number:  _____________________________________________________________

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

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the Old Preferred Shares tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Preferred Shares into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


_____________________________________     _____________________________________
           Name of Firm                            Authorized Signature


_____________________________________     _____________________________________
              Address                                      Title


_____________________________________     Name: ________________________________
              Zip Code                             (Please Type or Print)


_____________________________________     Dated: _______________________________
          Telephone Number



NOTE: DO NOT SEND CERTIFICATES FOR OLD PREFERRED SHARES WITH THIS FORM.
      CERTIFICATES FOR OLD PREFERRED SHARES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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